UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of Earliest event reported)      December 29, 2004

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Beacon Street, Boston, Massachusetts	02108
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code                  (617) 523-7722

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Berkshire Income Realty, Inc. (the “Registrant”) hereby amends its Report on Form 8-K (the “Form 8-K”), filed with the Securities and Exchange Commission on January 4, 2005, to amend Item 9.01 therein to include required financial statements, pro forma financial information and certain exhibits.

At the time of filing of the Form 8-K disclosing the acquisition of Arrowhead Apartments, Moorings Apartments, Country Place I Apartments and Country Place II Apartments, (collectively the “Combined Properties”) by the Registrant, the financial statements of the acquired properties were not available. The Registrant indicated that it would file the necessary financial information within seventy-one days after the initial filing date.

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements under Rule 3–14 of Regulation S-X for the Combined Properties:

1.	Report of Independent Registered Public Accounting Firm.
2.	Combined Statements of Revenue and Certain Expenses of the Combined Properties for nine months ended September 30, 2004 and 2003 (unaudited) and the year ended December 31, 2003.
3.	Notes to Combined Statements of Revenue and Certain Expenses of the Combined Properties.
4.	Statement of Estimated Taxable Operating Results and Estimated Cash to be Made Available
by Operations of the Combined Properties.

(b)	Pro Forma Financial Information under Article 11 of Regulation S-X for the Combined Properties:

1.	Unaudited Pro Forma Consolidated Balance Sheet of Berkshire Income Realty, Inc. September 30, 2004.
2.	Unaudited Pro Forma Consolidated Statements of Operations of Berkshire Income Realty, Inc. for the nine months ended September 30, 2004 and 2003 and the year ended December 31, 2003.
3.	Notes to the Unaudited Pro Forma Consolidated Financial Statements of Berkshire Income Realty, Inc.

(c)	Exhibits

EXHIBIT NO.

10.1

Purchase and Sale Agreement dated September 14, 2004, related to Arrowhead Apartments Associates Limited Partnership, between Capital Realty Investors-II Limited Partnership, C.R.H.C., Incorporated, BIR/ERI LP Arrowhead, L.L.C. and BIR/ERI GP Arrowhead, L.L.C. *

10.2

Purchase and Sale Agreement dated September 14, 2004, related to Moorings Apartments Associates Limited Partnership, between Capital Realty Investors-II Limited Partnership, C.R.H.C., Incorporated, BIR/ERI LP The Moorings, L.L.C. and BIR/ERI GP The Moorings, L.L.C. *

10.3

Purchase and Sale Agreement dated September 14, 2004, related to Blackburn Limited Partnership, between Capital Realty Investors-II Limited Partnership, CRICO Limited Partnership of Burtonsville, BIR/ERI LP Country Place I, L.L.C. and CIR/ERI GP Country Place I, L.L.C. *

10.4

Purchase and Sale Agreement dated September 14, 2004, related to Second Blackburn Limited Partnership, between Capital Realty Investors-II Limited Partnership, CRICO Limited Partnership of Burtonsville, BIR/ERI LP Country Place II, L.L.C. and CIR/ERI GP Country Place II, L.L.C. *

* Previously filed as an exhibit to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on September 21, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE INCOME REALTY, INC.

March 16, 2005	/s/ David C. Quade
David C. Quade
President and Chief Financial Officer

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Berkshire Income Realty, Inc.

We have audited the accompanying Combined Statement of Revenue and Certain Expenses of the Arrowhead Apartments, Palatine, Illinois, Moorings Apartments, Roselle, Illinois and Country Place I and Country Place II Apartments, Burtonsville, Maryland (collectively the "Combined Properties") for the year ended December 31, 2003. These Combined Statements are the responsibility of the Combined Properties’ management. Our responsibility is to express an opinion on these Combined Statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statements. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Berkshire Income Realty, Inc.) as described in Note 1 and are not intended to be a complete presentation of the Combined Properties’ revenue and expenses.

In our opinion, the Combined Statements referred to above present fairly, in all material respects, the revenue and certain expenses described in Note 1 of the Combined Properties for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

March 14, 2005

ARROWHEAD APARTMENTS, MOORINGS APARTMENTS, COUNTRY PLACE I APARTMENTS, COUNTRY PLACE II APARTMENTS,

COLLECTIVELY THE “COMBINED PROPERTIES”

COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

	For the Nine Months Ended September 30,		For the Year Ended
	2004 (unaudited)	2003 (unaudited)	December 31, 2003
Revenue
Rental	$ 5,854,727	$ 5,884,789	$ 7,780,220
Utility reimbursement	22,754	16,193	22,841
Other	124,836	136,778	202,389
Total revenue	6,002,317	6,037,760	8,005,450

Certain expenses
Operating	1,405,964	1,349,189	1,834,564
Repairs and maintenance	460,867	511,794	774,953
General and administrative	70,982	73,239	118,199
Real estate taxes	782,498	874,337	1,147,061
Total certain expenses	2,720,311	2,808,559	3,874,777

Revenue in excess of certain expenses	$ 3,282,006	$ 3,229,201	$ 4,130,673

The accompanying notes are an integral part of this financial statement.

ARROWHEAD APARTMENTS, MOORINGS APARTMENTS, COUNTRY PLACE I APARTMENTS, COUNTRY PLACE II APARTMENTS,

COLLECTIVELY THE “COMBINED PROPERTIES”

NOTES TO COMBINED STATEMENTS OF REVENUE AND CERTAIN EXPENSES

1.	Operations, Basis of Presentation and Summary of Significant Accounting Policies

Operations

The accompanying Combined Statements of Revenue and Certain Expenses include the operations (see “Basis of Presentation” below) of Arrowhead Apartments, Moorings Apartments, Country Place I Apartments and Country Place II Apartments (the “Combined Properties”), four multifamily apartment communities owned and managed by a third party not related to Berkshire Income Realty, Inc. (the “Company”).

On November 17, 2004 and December 29, 2004, Berkshire Income Realty – OP, L.P. (“BIR-OP”), the operating subsidiary of the Company, through a newly formed joint venture with an affiliate of Equity Resources Investments, L.L.C. (“ERI”), purchased the following:

- 100% of the outstanding limited and general partner interests of the Arrowhead Apartments Associates Limited
Partnership (Palatine, IL) and C.R.H.C., Incorporated, the general partner, for $1,313,392.	The limited and
general partners owned a 100% interest in Arrowhead Apartments, a 200 unit multifamily apartment community located in Palatine, Illinois.

- 100% of the outstanding limited and general partner interests of the Moorings Apartments Associates Limited

Partnership (Roselle, IL) and C.R.H.C., Incorporated, the general partner, for $416,455.	The limited and general
partners owned a 100% interest in Moorings Apartments, a 216 unit multifamily apartment community located in
Roselle, Illinois.

- 100% of the outstanding limited and general partner interests of the Blackburn Associates Limited Partnership

(Burtonsville, MD) and C.R.I.C.O. Limited Partnership of Burtonsville, the general partner, for $7,769,720. The limited and general partners owned a 100% interest in Country Place I Apartments, a 192 unit multifamily apartment community located in Burtonsville, Maryland.

- 100% of the outstanding limited and general partner interests of the Second Blackburn Associates Limited

Partnership (Burtonsville, MD) and C.R.I.C.O. Limited Partnership of Burtonsville, the general partner, for
$5,054,677. The limited and general partners owned a 100% interest in Country Place II Apartments, a 120 unit multifamily apartment community located in Burtonsville, Maryland.

The properties acquired were subject to existing mortgages at the time of the purchase. The mortgages were recorded at the fair value of the amounts to be paid under the obligations. Two of the mortgages contained rights of defeasance and two mortgages contained rights of prepayment. On the purchase date the Company exercised its rights of defeasance and prepayment on the related mortgages and extinguished the outstanding debt obligations of approximately $16,232,000 and $10,806,000, respectively.

Under the terms of the joint venture, BIR-OP will own a 58% interest as the managing member and ERI will own the remaining 42%. All profits and losses of the joint venture will be shared on a pro rata basis.

Basis of Presentation

The accompanying Combined Statements of Revenue and Certain Expenses have been prepared on the accrual basis of accounting.

The accompanying Combined Statements of Revenue and Certain Expenses are not representative of the actual operations of the Combined Properties for the periods presented. As required by the Securities and Exchange Commission, Regulation S-X Rule 3-14, certain expenses, which may not be comparable to the expenses to be incurred by the Company in future operations of the Combined Properties, have been excluded. Expenses excluded relate to Combined Properties management fees, ownership fees, interest expense, depreciation and amortization expense. The Company is not aware of any material factors relating to the Combined Properties that would cause the reported financial information not to be indicative of future operating results.

Summary of Significant Accounting Policies

Real Estate

Costs related to the acquisition and improvement of property and related equipment are capitalized.

Expenditures for repairs and maintenance items are expensed as incurred.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are generally for terms of one year. Other revenue includes application, relet, pet, laundry, late, cable and damage fees.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Rental Assistance Payment Contract

The Combined Properties are party to Housing Assistance Payments contracts with I.H.D.A. and the Federal Housing Commissioner providing for payments for units leased to eligible lower-income families pursuant to Section 8 of the US Housing Act of 1937. The maximum amount of commitment for housing assistance payments under such contracts are $321,781 per annum. The initial term of the contracts commenced on May 31, 1976 for five-year terms, with seven five-year renewal options.

Interim Unaudited Financial Statements

The accompanying combined interim statements of revenue and certain expenses for the periods from January 1, 2004 and 2003 through September 30, 2004 and 2003 are unaudited and together with the combined statement of revenues and certain expenses for the year ended December 31, 2003 have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission described above. These financial statements include all adjustments, consisting only of normal recurring adjustments, necessary for fair statements for the period. The results of such periods are not necessarily indicative of the results for the full years.

BERKSHIRE INCOME REALTY, INC.

(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

INTRODUCTION TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

On November 17, 2004 and December 29, 2004, the operating partnership subsidiary of the Company through the newly formed consolidated joint venture, JV BIR/ERI, L.L.C., purchased the following limited and general partner interests (collectively the “Interests”) in the following limited partnerships:

Property Name	Limited Partnership	General Partner	Purchase Date	Purchase Price	Units

Arrowhead Apartments	Arrowhead Apartments Associates Limited Partnership (Palatine, IL)	C.R.H.C., Inc.	11-17-2004	$ 1,313,392	200

Moorings Apartments	Moorings Apartments Associates Limited Partnership (Roselle, IL)	C.R.H.C., Inc	11-17-2004	416,455	216

Country Place I Apartments	Blackburn Associates Limited Partnership (Burtonsville, MD)	C.R.I.C.O., LP	12-29-2004	7,769,720	192

Country Place II Apartments	Second Blackburn Associates Limited Partnership (Burtonsville, MD)	C.R.I.C.O., LP	12-29-2004	5,054,677	120

				$ 14,554,244	728

The Company paid the purchase price for the Interests in the multifamily apartment communities from available working capital and contributions from ERI. Additionally the Company assumed debt on the properties acquired. The mortgages were recorded at the fair value of the amounts to be paid under the obligations. Two of the mortgages contained rights of defeasance and two mortgages contained rights of prepayment. On the purchase date the Company exercised its rights of defeasance and prepayment of the related mortgages and extinguished the outstanding debt obligation of approximately $27,038,000. Following the closing on the purchase of the Interests in the Combined Properties, the Company obtained financing in the form first mortgage debt which is collateralized by each of the properties. The loans require payments of interest only for the first 24 months, the rates of interest are fixed for the term of the loan and there is an extension option for a one year adjustable rate mortgage at the end of the original loan term. The amount and terms of the new mortgage debt is as follows:

Property Name	New Mortgage	Interest Rate	Maturity Date
Arrowhead Apartments	$ 5,510,000	5.00%	01-01-2014
Moorings Apartments	5,775,000	5.00%	01-01-2014
Country Place I and II Apartments	15,520,000	5.01%	01-01-2015

	$ 26,805,000

The Combined Properties’ source of revenue is primarily its tenant rental revenue. Other revenue includes application, relet, pet, laundry, late, cable and damage fees. The Company believes the Combined Properties are located in two distinct markets and appeal to different tenancy with the four distinct products. For the Arrowhead and Mooring properties, the Chicago Metropolitan Statistical Area (“MSA”), in the Company’s opinion, is a fundamentally sound and stable market. According to the Company’s research, over the past six years, rent growth has averaged 1.6% with an average vacancy of 5.6%. Relative to the Country Place I and Country Place II properties, the Baltimore MSA , in the Company’s opinion, is also a fundamentally sound, well-occupied market with positive trends in population, vacancy rates and rent increases for garden style apartments.

Each properties’ historical average physical occupancy and occupancy at acquisition are reflected in the following table:

Property Name	2004 Average Physical Occupancy	2003 Average Physical Occupancy
Arrowhead Apartments	88%	90%
Moorings Apartments	97%	93%
Country Place I	95%	96%
Country Place II	93%	97%

The Company currently expects to spend approximately $2,250,000 over the next year, or an average of $3,096 per apartment unit, for interior and exterior capital improvements at the Combined Properties.

The Company, after reasonable inquiry, is not aware of any material factors relating to the Combined Properties other than those stated above that would cause the reported financial information not to be indicative of future operating results.

The following unaudited pro forma financial statements give effect to the acquisition by the Company of the Interests in the Combined Properties. The unaudited pro forma balance sheet as of September 30, 2004 presents the financial position of the Company as if the acquisition of the Combined Properties, which occurred subsequent to September 30, 2004, had occurred on September 30, 2004. The unaudited pro forma statements of operations for the nine months ended September 30, 2004 and 2003 and the year ended December 31, 2003 reflect the results of operations of the Combined Properties as if the acquisition of the Combined Properties had been completed as of January 1, 2003.

These unaudited pro forma financial statements do not represent the Company’s financial condition or results of operations for any future date or period. Actual future results could be materially different from these pro forma results. The unaudited pro forma financial statements should be read in conjunction with the audited financial statements of the Company and the related management’s discussion and analysis of financial condition and results of operations included in our Form 10-K for the year ended December 31, 2003. In addition, in conjunction with these unaudited pro forma financial statements, you should read the combined statements of revenue and certain expenses on the Combined Properties contained elsewhere in this Form 8-K/A.

BERKSHIRE INCOME REALTY, INC.

(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)

PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2004

(unaudited)

	Berkshire Income Realty, Inc.	Combined Properties (a)	Notes	Pro Forma
ASSETS
Multifamily apartment communities, net of accumulated depreciation of $110,520,391	$ 154,399,789	$ 40,481,487		$ 194,881,276
Cash and cash equivalents	34,904,628	(8,386,208)	(b)	26,518,420
Available for sale securities	18,610,841	-		18,610,841
Cash restricted for tenant security deposits	857,735	190,226		1,047,961
Replacement reserve escrow	478,247	859,800		1,338,047
Prepaid expenses and other assets	7,839,526	887,526		8,727,052
Investment in Mortgage Funds	13,027,092	-		13,027,092
Investment in Multifamily Joint Venture	2,306,847	-		2,306,847
Acquired in place leases and tenant relationships, net of accumulated amortization of $1,253,003	226,471	1,057,654		1,284,125
Deferred expenses, net of accumulated amortization of $540,567	1,529,684	461,386		1,991,070

Total assets	$ 234,180,860	$ 35,551,871		$ 269,732,731

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$ 186,092,756	$ 26,805,000		$ 212,897,756
Due to affiliates	1,221,154	-		1,221,154
Dividends and distributions payable	1,087,607	-		1,087,607
Accrued expenses and other liabilities	3,874,790	1,176,197		5,050,987
Tenant security deposits	1,074,738	208,953		1,283,691

Total liabilities	193,351,045	28,190,150		221,541,195

Commitments and contingencies	-	-		-
Minority interest in properties	-	7,422,482		7,422,482

Stockholders’ equity:
Series A 9% Cumulative Redeemable Preferred Stock, no par value, $25 stated value, 5,000,000 shares authorized, 2,978,110 shares issued and outstanding at September 30, 2004	70,210,830	-		70,210,830
Class A common stock, $.01 par value, 5,000,000 shares authorized; 0 shares issued and outstanding at September 30, 2004	-	-		-
Class B common stock, $.01 par value, 5,000,000 shares authorized; 1,283,313 shares issued and outstanding at September 30, 2004	12,833	-		12,833
Excess stock, $.01 par value, 15,000,000 shares authorized; 0 shares issued and outstanding at September 30, 2004	-	-		-
Accumulated deficit	(29,393,848)	(60,761)		(29,454,609)

Total stockholders’ equity	40,829,815	(60,761)		40,769,054

Total liabilities and stockholders’ equity	$ 234,180,860	$ 35,551,871		$ 269,732,731

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.

(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months ended September 30, 2004

(unaudited)

	Berkshire Income Realty, Inc.	Combined Properties (g)	Notes	Pro Forma
Revenue:
Rental	$ 27,079,335	$ 5,854,727		$ 32,934,062
Interest	640,010	-		640,010
Utility reimbursement	395,860	22,754		418,614
Other	1,159,968	124,836		1,284,804
Total revenue	29,275,173	6,002,317		35,277,490

Expenses:
Operating	7,304,839	1,405,964		8,710,803
Maintenance	2,102,462	460,867		2,563,329
Real estate taxes	3,236,604	782,498		4,019,102
General and administrative	1,074,150	70,982		1,145,132
Management fees	1,922,754	336,851	(c)	2,259,605
Depreciation	8,194,823	1,433,045	(d)	9,627,868
Loss on extinguishment of debt	-	-		-
Organizational costs	-	-		-
Interest	8,093,230	1,006,352	(e)	9,099,582
Loss on sale of securities	163,630	-		163,630
Amortization of acquired in-place leases and tenant relationships	1,134,188	98,173	(f)	1,232,361

Total expenses	33,226,680	5,594,732		38,821,412

Loss before minority interest in properties, equity in loss of Multifamily Joint Venture, Equity in income of Mortgage Funds and minority common interest in Operating Partnership	(3,951,507)	407,585		(3,543,922)
Minority interest in properties	(111,228)	(171,186)		(282,414)
Equity in loss of Multifamily Joint Venture	(160,778)	-		(160,778)
Equity in income of Mortgage Funds	2,824,714	-		2,824,714
Minority common interest in Operating Partnership	(732,075)	-		(732,075)
Loss before gain on transfer of property	(2,130,874)	236,399		(1,894,475)
Gain on transfer of property to Multifamily Joint Venture	232,704	-		232,704
Net income (loss)	(1,898,170)	$ 236,399		(1,661,771)
Preferred dividend	(5,025,638)			(5,025,638)
Net loss available to common shareholders	$ (6,923,808)			$ (6,687,409)
Loss per common share, basic and diluted	$(5.40)			$(5.21)
Weighted average number of common shares outstanding	1,283,313			1,283,313

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.

(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Nine Months ended September 30, 2003

(unaudited)

	Berkshire Income Realty, Inc.	Combined Properties (g)	Notes	Pro Forma
Revenue:
Rental	$ 20,597,848	$ 5,884,789		$ 26,482,637
Interest	78,235	-		78,235
Utility reimbursement	339,975	16,193		356,168
Other	926,784	136,778		1,063,562
Total revenue	21,942,842	6,037,760		27,980,602

Expenses:
Operating	5,187,303	1,349,189		6,536,492
Maintenance	1,783,680	511,794		2,295,474
Real estate taxes	1,817,100	874,337		2,691,437
General and administrative	1,148,700	73,239		1,221,939
Management fees	1,572,990	338,268	(c)	1,911,258
Depreciation	5,453,969	1,433,045	(d)	6,887,014
Loss on extinguishment of debt	337,832	-		337,832
Organizational costs	213,428	60,761		274,189
Interest	5,580,719	1,006,352	(e)	6,587,071
Loss on sale of securities	-	-		-
Amortization of acquired in-place leases and tenant relationships	-	862,329	(f)	862,329

Total expenses	23,095,721	6,509,314		29,605,035

Loss before minority interest in properties, equity in loss of Multifamily Joint Venture, Equity in income of Mortgage Funds and minority common interest in Operating Partnership	(1,152,879)	(471,554)		(1,624,433)
Minority interest in properties	(125,228)	198,053		72,825
Equity in loss of Multifamily Joint Venture	-	-		-
Equity in income of Mortgage Funds	4,882,802	-		4,882,802
Minority common interest in Operating Partnership	(488,050)	-		(488,050)
Loss before gain on transfer of property	3,116,645	(273,501)		2,843,144
Gain on transfer of property to Multifamily Joint Venture	-	-		-
Net income (loss)	3,116,645	$ (273,501)		2,843,144
Preferred dividend	(3,276,089)			(3,276,089)
Net loss available to common shareholders	$ (159,444)			$ (432,945)
Loss per common share, basic and diluted	$(0.19)			$(0.52)
Weighted average number of common shares outstanding	837,207			837,207

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.

(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2003

(unaudited)

	Berkshire Income Realty, Inc.	Combined Properties (g)	Notes	Pro Forma
Revenue:
Rental	$ 28,464,951	$ 7,780,220		$ 36,245,171
Interest	128,522	-		128,522
Utility reimbursement	449,820	22,841		472,661
Other	1,197,901	202,389		1,400,290
Total revenue	30,241,194	8,005,450		38,246,644

Expenses:
Operating	7,240,455	1,834,564		9,075,019
Maintenance	2,387,846	774,953		3,162,799
Real estate taxes	2,631,511	1,147,061		3,778,572
General and administrative	1,514,389	118,199		1,632,588
Management fees	2,113,869	449,227	(c)	2,563,096
Depreciation	7,897,623	1,910,727	(d)	9,808,350
Loss on extinguishment of debt	353,044	-		353,044
Organizational costs	213,000	60,761		273,761
Interest	7,880,150	1,341,802	(e)	9,221,952
Loss on sale of securities	-	-		-
Amortization of acquired in-place leases and tenant relationships	212,200	926,758	(f)	1,138,958

Total expenses	32,444,087	8,564,052		41,008,139

Loss before minority interest in properties, equity in loss of Multifamily Joint Venture, Equity in income of Mortgage Funds and minority common interest in Operating Partnership	(2,202,893)	(558,602)		(2,761,495)
Minority interest in properties	(143,518)	234,613		91,095
Equity in loss of Multifamily Joint Venture	-	-		-
Equity in income of Mortgage Funds	6,720,746	-		6,720,746
Minority common interest in Operating Partnership	(732,075)	-		(732,075)
Loss before gain on transfer of property	3,642,260	(323,989)		3,318,271
Gain on transfer of property to Multifamily Joint Venture	-	-		-
Net income (loss)	3,642,260	$ (323,989)		3,318,271
Preferred dividend	(4,951,258)			(4,951,258)
Net loss available to common shareholders	$ (1,308,998)			$ (1,632,987)
Loss per common share, basic and diluted	$(1.38)			$(1.72)
Weighted average number of common shares outstanding	948,773			948,773

The accompanying notes are an integral part of these financial statements.

BERKSHIRE INCOME REALTY, INC.

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

PRO FORMA FINANCIAL STATEMENT ADJUSTMENTS

The following pro forma adjustments summarize the adjustments made to the September 30, 2004 balance sheet of the Company:

(a)	The assets have been reflected as if the acquisitions of the Combined Properties had occurred on September 30, 2004.

Purchase accounting was applied for the acquisition of the Combined Properties consistent with provisions of Statement of Financial Accounting Standards No. 141 (“SFAS 141”), Business Combinations. In accordance with SFAS 141, the fair value of the real estate acquired is allocated to the acquired tangible assets, consisting of land, building and personal property, and identified intangible assets and liabilities, including the value of in-place leases, based in each case on their fair values. The Company currently believes that it has not received all invoices for expenses related to the acquisition of the Combined Properties and that the allocation of the purchase price, net of acquired in-place leases and tenant relationships, is preliminary until which time all final costs have been accumulated. The Company currently anticipates that the allocation of the purchase price will be finalized no later than March 31, 2005.

The Company purchased the net Interests in the partnerships totaling $42,613,690, including closing costs and acquisition fees. The Company also assumed liabilities relating to normal operations, such as security deposits and other miscellaneous accrued expenses and deferred revenue.

The net purchase price, including closing costs and acquisition fees, was allocated as follows:

Total
Multifamily apartment communities	$ 40,481,487
In-place leases and tenant relationships	1,057,654
Cash restricted for tenant security deposits	190,226
Replacement reserve accounts	859,800
Deferred expenses	461,386
Organizational costs	60,761
Prepaid expenses and other assets	887,526
Deferred revenue and other liabilities	(1,385,150)
Cash from joint venture partner	(7,422,482)
New first mortgage	(26,805,000)

Cash Paid	$ 8,386,208

The Company paid acquisition fees of $380,904 for the purchase of the Combined properties. The fees were paid to an affiliate of the Company.

(b)

The Company purchased the combined Interests for a total purchase price, including closing costs and acquisition fees, of $43,998,840, net of new first mortgages in the amount of $26,805,000, other liabilities of $1,385,150 and cash from joint venture partner of $7,422,482, resulting in a pro forma net cash adjustments of $(8,386,208) at September 30, 2004.

The following pro forma adjustments summarize the adjustments made to the Statements of Operations of the Company and the Berkshire Income Realty Predecessor Group for the nine months ended September 30, 2004 and 2003 and the year ended December 31, 2003, respectively. The pro forma adjustments reflect activity as if the acquisition of the Combined Properties had been completed as of January 1, 2003.

(c)	Reflects an increase in management fees based on the asset and property management fee agreements entered into with affiliates of the Company and the joint venture partner, calculated as follows:

Asset Management Fees:

Portion based on multifamily apartment communities:

Combined Properties

Multifamily apartment communities value	$ 38,090,425
BIR - OP ownership percentage	58%
BIR - OP basis for asset management fee	22,092,449
Asset management fee	0.40%

Annual fee	$ 88,370
Nine months ended fee	$ 66,278

Portion based on equity:

Combined Properties

Multifamily apartment communities	$ 19,352,709
Minority interest ownership percentage	42%
Minority interest basis for asset management fee	28,128,138
Asset management fee	0.50%

Annual fee	$ 40,641
Nine months ended fee	$ 30,481

Total asset management fees:

Annual fee	$ 129,011
Nine months ended fee	$ 96,759

Property Management Fees:

Nine months ended September 30, 2004:

Combined Properties
Revenue	$ 6,002,317
4.0%
Property management fee	240,092
Asset management fee	96,759
Total management fees	$ 336,851

Nine months ended September 30, 2003:

Combined Properties
Revenue	$ 6,037,760
4.0%
Property management fee	241,509
Asset management fee	96,759
Total management fees	$ 338,268

Year ended December 31, 2003:

Combined Properties
Revenue	$ 8,005,450
4.0%
Property management fee	320,216
Asset management fee	129,011
Total management fees	$ 449,227

(d)

The depreciation expense adjustment is to reflect the expense as if the acquisition of the Combined Properties had been completed as of January 1, 2003. Depreciation is computed on the straight line basis over the estimated useful lives of the assets, as follows:

Rental property	25 years
Improvements	5 to 20 years
Appliances, carpeting and equipment	3 to 8 years

Allocation of the purchase price net of acquired in-place leases and tenant relationships to land, building, built-in components, improvements, carpeting, furniture and fixtures are as follows:

Assets	Allocation %	Combined Properties

Land	12%	$ 4,857,777
Building	66%	26,717,781
Built-in components	7%	2,833,705
Site improvements	9%	3,643,334
Fixtures	2%	809,630
Appliances	2%	809,630
Carpeting	2%	809,630

Total	100%	$ 40,481,487

Charge to depreciation expense as if the acquisition of the Combined Properties had occurred at the beginning of the year:

Assets	Depreciable Life	Combined Properties

Building	25	$ 1,068,711
Built-in components	25	113,348
Site improvements	15	242,889
Fixtures	15	53,975
Appliances	5	161,927
Carpeting	3	269,877

Annual expense		$ 1,910,727

Nine months ended expense		$ 1,433,045

(e)	Reflects the charge to interest expense as if the acquisition and financing of the Combined Properties and the related mortgage notes payable occurred at the beginning of the period, as follows:

Combined Properties

Mortgage note	$ 26,805,000
Average interest rate	5.01%

Annual interest expense	$ 1,341,802

Nine months ended interest expense	$ 1,006,352

(f)	Reflects an increase in amortization expense related to acquired in-place leases and tenant relationships, calculated as follows:

Combined Properties

Acquired in-place leases	$ 795,859
Amortization period (in months)	12

Annual amortization expense	$ 795,859

Acquired tenant relationships	$ 261,795
Amortization period (in months)	24

Annual amortization expense	$ 130,899

Nine months ended September 30, 2004:

Combined Properties

Amortization of acquired in-place leases (1)	$ -
Amortization of tenant relationships (2)	98,173

Amortization expense	$ 98,173

Nine months ended September 30, 2003:

Combined Properties

Amortization of acquired in-place leases (2)	$ 764,156
Amortization of tenant relationships (2)	98,173

Amortization expense	$ 862,329

Year ended December 31, 2003:

Combined Properties

Amortization of acquired in-place leases	$ 795,859
Amortization of tenant relationships	130,899

Amortization expense	$ 926,758

(1)	Assumes acquired in-place leases were fully amortized as of December 31, 2003.
(2)	Represents 9 months of amortization.

(g)

Unless otherwise indicated by specific reference to the notes to pro forma consolidated financial statements, the results of operations presented in the Pro Forma Consolidated Statements of Operations for the Combined Properties was obtained from historical financial statements provided by the respective seller of the applicable acquired property.

BERKSHIRE INCOME REALTY, INC.

(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)

PRO FORMA STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS

(unaudited)

The following represents an estimate of the taxable operating results and cash to be made available by operations by the Company (including the Combined Properties) based upon the pro forma consolidated statement of operations for the year ended December 31, 2003. These estimated results do not purport to represent results of operations for these Combined Properties in the future and were prepared based on the assumptions outlined in the following notes, which should be read in conjunction with this statement.

Proforma

Revenue	$ 38,246,644

Expenses:
Operating	9,075,019
Maintenance	3,162,799
Real estate taxes	3,778,572
General and administrative	1,632,588
Management fees	2,563,096
Depreciation	9,808,350
Loss on extinguishment of debt	353,044
Organizational costs	273,761
Interest	9,221,952
Amortization of acquired in-place leases and tenant relationships	84,758

Total expenses	39,953,939

Estimated taxable operating loss before estimated taxable
income from investments in mortgage funds	(1,707,295)

Estimated taxable income from investments in mortgage funds	2,632,252

Estimated taxable operating income	924,957

Adjustments:
Add -
Depreciation	9,808,350
Amortization of acquired in-place leases and tenant relationships	84,758
Loss on extinguishment of debt	353,044

Estimated cash to be made available by operations	$ 11,171,109

BERKSHIRE INCOME REALTY, INC.

(FORMERLY BERKSHIRE INCOME REALTY PREDECESSOR GROUP)

NOTE TO PRO FORMA STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS AND CASH TO BE MADE AVAILABLE BY OPERATIONS

(unaudited)

1.	Basis of Presentation

The pro forma results for December 31, 2003 presented in the Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations summarize the adjustments made to the results of operations of the Company for the year ended December 31, 2003. The pro forma adjustments reflect activity as if the acquisition of the Combined Properties had been completed as of January 1, 2003.

No income taxes have been provided in the statement because the Company is organized and operates in a manner so as to qualify as a Real Estate Investment Trust (“REIT”) under the provisions of the Internal Revenue Code (the “Code”). Accordingly, the Company generally will not pay Federal income taxes on its income provided that distributions to its shareholders equal at least the amount of its REIT taxable income as defined under the Code.

The Company believes that due to its structure and the terms of the partnership agreement of the BIR-OP, the taxable income would be allocated to the preferred partners of BIR-OP and in turn be allocated to the preferred shareholders. Generally income is allocated to the preferred shareholders equal to their preferred distribution with the remaining net income, or effective net loss, allocated to the common partners of BIR-OP and the common shareholders.